UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765

Managed High Yield Plus Fund Inc.
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas
New York, New York 10019-6028
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Item 1. Reports to Stockholders.

Closed-end Funds

Managed High Yield Plus Fund Inc.
Semiannual Report
November 30, 2013

Managed High Yield Plus Fund Inc.

January 13, 2014

Dear shareholder,

We present you with the semiannual report for Managed High Yield Plus Fund Inc. (the “Fund”) for the six months ended November 30, 2013.

Performance
For the six months ended November 30, 2013, the Fund returned 3.22% on a net asset value (“NAV”) basis and returned 1.61% on a market price basis. Over the same period, the Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 2.47%. The median returns for the Fund’s peer group, the Lipper High Yield Funds (Leveraged) category were 3.52% and -1.47% on a NAV and market price basis, respectively, over the same period. (For more performance information, please refer to “Performance at a glance” on page 7.)

Managed High Yield Plus
Fund Inc.

Investment goals:
Primarily, high income;
secondarily, capital
appreciation

Portfolio Managers:
Craig Ellinger and
Matthew Iannucci
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Dividend payments:
Monthly

The Fund traded at a discount1 to its NAV per share during the reporting period. At the close of the preceding annual reporting period, May 31, 2013, the Fund traded at a discount of 7.0%. At the close of the current semiannual period, November 30, 2013, the Fund traded at a discount of 8.8%. As of these same dates, the Lipper peer group reported median discounts of 3.0% and 9.1%, respectively.

1 A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

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Managed High Yield Plus Fund Inc.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and the downside and creates a wider range of returns within the Fund’s peer group. Overall, the use of leverage contributed to the Fund’s performance during the reporting period as the high yield market generated positive results. (For more information regarding the portfolio’s degree of leverage over various periods, please refer to “Portfolio statistics” on page 9.)

Market commentary
Despite a number of headwinds, the overall US economy continued to expand during the reporting period. Gross domestic product (“GDP”) growth in the US was an anemic 0.1% during the fourth quarter of 2012. However, the economy then gained some traction, as GDP grew 1.1% and 2.5% during the first and second quarters of 2013, respectively. The Commerce Department reported that third quarter 2013 GDP growth accelerated to 4.1%.2

The Federal Reserve Board (the “Fed”) took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed continued to keep the federal funds rate at an extremely low level between 0% and 0.25%. It also, on several occasions, extended the period it expected to keep the fed funds rate on hold. Looking back, at its final meeting of 2012, in December, the Fed said it would continue its third round of quantitative easing program of buying $40 billion a month of agency mortgage-backed securities (“MBS”). It also announced that it would purchase $45 billion a month of longer-term Treasuries.

In his press conference following the Fed’s meeting in June 2013, Fed Chairman Ben Bernanke said “…that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases

2 Based on the Commerce Department’s third estimate announced on December 20, 2013, after the reporting period had ended.

2

Managed High Yield Plus Fund Inc.

in measured steps through the first half of next year, ending purchases around midyear.” This statement triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed chose to delay the tapering of its asset purchases, saying that it “… decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At his press conference following the September meeting, Chairman Bernanke also brought up the potential for a partial government shutdown on October 1, 2013 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program.

However, at its meeting that concluded on December 18, 2013, after the reporting period had ended, the Fed announced that it would begin paring back its monthly asset purchases saying:

“In light of the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions, the Committee decided to modestly reduce the pace of its asset purchases. Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

While the high yield market, as measured by the Index, experienced several setbacks, it generated positive results during the six-month reporting period as a whole. The high yield market, along with the overall fixed income market, performed poorly in June 2013, as yields moved higher and credit spreads3 widened after the Fed indicated that it may begin tapering its asset purchases sooner than previously expected. The high yield market then sharply rallied in July, as investor demand returned. After a modest decline in August, the Index posted positive returns from September through November. Supporting the

3 “Spread” refers to differences between the yield paid on US Treasury bonds and other types of debt, such as corporate or emerging market bonds.

3

Managed High Yield Plus Fund Inc.

high yield market were the Fed’s decision to delay the taper of its asset purchases, continued solid corporate fundamentals, low default rates and overall solid demand. During the reporting period, lower quality, CCC-rated bonds generated the best results, as this portion of the Index returned 3.52%. In contrast, relatively higher quality BB-rated securities returned 1.70%.

Portfolio commentary
What worked
  The Fund’s positioning in a number of sectors was beneficial for performance during the reporting period.
—	Overweights in the energy, cable media and building materials sectors contributed to performance.

—	Security selection in specialty retail, software and wireless telecommunications was additive for results.

  The Fund’s quality biases were rewarded, as an overweight to CCC-rated securities and an underweight to BB-rated securities contributed to performance.

What didn’t work

  Security selection in a number of sectors modestly detracted from the Fund’s performance during the reporting period. In particular, selection of certain issuers within the building materials, electronics, health facilities and broadcast media sectors was a drag on relative results.

Portfolio adjustments

  In response to our views on credit fundamentals and relative valuations, throughout much of the reporting period, several adjustments were made to the portfolio from a sector allocation perspective.
—	The Fund’s allocations to building materials, auto parts and equipment, cable media and energy exploration were increased during the six months.

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Managed High Yield Plus Fund Inc.

—	We reduced our exposures to gaming, real estate investment trusts and electric utilities.

  A number of changes were made to the portfolio from a quality perspective during the six-month reporting period.
—	We increased our underweight to BB-rated issues, while materially increasing our exposure to B-rated issues.

—	We modestly increased our exposure to CCC-rated issues.

Use of derivatives
  The Fund made limited use of currency forwards, solely for hedging purposes. During the reporting period, the Fund selectively purchased non-US dollar bonds. However, since the Fund did not seek to take active currency risk, we sought to hedge those currency exposures back to the US dollar. (Currency forwards are agreements in the foreign exchange market that lock in exchange rates for the purchase or sale between currencies at a future date.)

Outlook
We expect to see the US economic expansion continue in 2014, although the pace could remain somewhat below its historical average. While the Fed began to modestly scale back its monthly asset purchases in December 2013, we believe that the central bank’s monetary policy will remain accommodative overall, given continued elevated unemployment and benign inflation. Turning to the high yield market, we expect near-term defaults to remain low and demand to be generally strong as investors seek to generate incremental yield in the low interest rate environment. We are closely monitoring the fundamentals in the high yield market as, in aggregate, credit metrics such as leverage and liquidity appear to have leveled off. While underwriting trends appear to be marginally deteriorating, as evidenced by increased leverage among the companies issuing high yield debt, we still believe that the high yield bond market remains disciplined overall. In general, the relative pricing and terms on new issuance appears to appropriately reflect inherent credit risk.

5

Managed High Yield Plus Fund Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Craig Ellinger
President	Portfolio Manager
Managed High Yield Plus Fund Inc.	Managed High Yield Plus Fund Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Matthew Iannucci
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2013. The views and opinions in the letter were current as of January 13, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/13

Net asset value returns	6 months	1 year	5 years	10 years
Managed High Yield Plus Fund Inc.	3.22%	10.29%	19.56%	3.40%
Lipper High Yield Funds (Leveraged) median	3.52	11.14	21.09	8.69

Market price returns
Managed High Yield Plus Fund Inc.	1.61%	5.37%	21.94%	2.01%
Lipper High Yield Funds (Leveraged) median	(1.47)	0.95	26.08	8.10

Index returns
BofA Merrill Lynch US High Yield Cash
Pay Constrained Index[1]	2.47%	8.46%	20.03%	8.56%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

1 The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “High Yield Funds (Leveraged)” category. This category includes funds that aim for high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues

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Managed High Yield Plus Fund Inc.

(e.g., “high yield/high risk” debt). These funds can be leveraged by the use of debt (such as using a bank line of credit), preferred equity (such as issuing preferred stock), and/or entering into reverse repurchase agreements (a transaction where a fund sells or pledges its securities in exchange for cash, which it then uses to invest in additional securities - effectively, a form of secured borrowing).

Performance information reflects the deduction of the Fund’s fees and expenses, as indicated in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate risk, the greater credit risks inherent in investing primarily in lower-rated, higher-yielding bonds as well as the increased risk of using leverage (that is, borrowing money to invest in additional portfolio securities). Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

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Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1

Characteristics	11/30/13	05/31/13	11/30/12
Net assets (mm)	$140.3	$141.5	$138.0
Weighted average life (yrs.)	5.1	4.9	4.7
Weighted average maturity (yrs.)	7.0	6.9	6.5
Duration (yrs.)[2]	4.2	3.9	3.7
Leverage[3]	28.2%	29.8%	27.9%

Portfolio composition[4]	11/30/13	05/31/13	11/30/12
Corporate bonds	99.1%	97.1%	95.6%
Commercial mortgage-backed securities	—	—	0.2
Forward foreign currency contracts	—	—	(0.0)[5]
Cash equivalents	0.9	2.9	4.2
Total	100.0%	100.0%	100.0%

Credit quality[4]	11/30/13	05/31/13	11/30/12
BB & higher	41.0%	41.6%	41.5%
B	43.0	40.2	39.2
CCC & lower	12.8	14.1	13.2
Not rated	2.3	1.2	1.9
Forward foreign currency contracts	—	—	(0.0)[5]
Cash equivalents	0.9	2.9	4.2
Total	100.0%	100.0%	100.0%

1 The Fund’s portfolio is actively managed and its composition will vary over time.
2 Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
3 As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.
4 Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality.

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Managed High Yield Plus Fund Inc.

Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table.
5 Weighting represents less than 0.05% of total investments as of the date indicated.

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Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1 (concluded)

Top 5 bond holdings[2]	11/30/13		5/31/13		11/30/12
SquareTwo		SquareTwo		SquareTwo
Financial Corp.,		Financial Corp.,		Financial Corp.,
11.625%,		11.625%,		11.625%,
due 04/01/17	1.4%	due 04/01/17	1.4%	due 04/01/17	1.3%
		International Lease		International Lease
Ally Financial, Inc.,		Finance Corp.,		Finance Corp.,
8.000%,		7.125%,		7.125%,
due 03/15/20	1.3	due 09/01/18	1.1	due 09/01/18	1.2
DISH DBS Corp.,		NRG Energy Inc.,		NRG Energy Inc.,
7.875%,		8.500%,		8.500%,
due 09/01/19	1.2	due 06/15/19	1.1	due 06/15/19	1.2
International Lease
Finance Corp.,		DISH DBS Corp.,		Ally Financial,
7.125%,		7.875%,		8.000%,
due 09/01/18	1.2	due 09/01/19	1.0	due 03/15/20	1.1
Sabine Pass		Sabine Pass
Liquefaction LLC,		Liquefaction LLC,		DISH DBS Corp.,
5.625%,		5.625%,		7.875%,
due 02/01/21	1.0	due 02/01/21	1.0	due 09/01/19	1.1
Total	6.1%		5.6%		5.9%

Top five industries[2]	11/30/13		5/31/13		11/30/12
Energy-exploration		Energy-exploration		Energy-exploration
& production	10.5%	& production	8.6%	& production	8.1%
Telecom-integrated/
services	5.9	Media-cable	5.4	Banking	5.7
		Telecom-integrated/
Media-cable	5.5	services	5.2	Support-services	5.2
				Telecom-integrated/
Support-services	5.3	Support-services	4.5	services	4.9
Gas distribution	4.7	Gaming	4.2	Media-cable	4.8
Total	31.9%		27.9%		28.7%

1 The Fund’s portfolio is actively managed and its composition will vary over time.
2 Weightings represent percentages of total investments as of the dates indicated.

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Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—135.18%
Aerospace/defense—1.46%
BE Aerospace, Inc.
6.875%, due 10/01/20	425,000	$467,500
Bombardier, Inc.
7.750%, due 03/15/20[3]	600,000	682,500
Huntington Ingalls Industries, Inc.
7.125%, due 03/15/21	425,000	463,250
TransDigm, Inc.
7.750%, due 12/15/18	400,000	430,000
		2,043,250
Airlines—0.33%
Continental Airlines Pass Through Certificate 2012-3, Class C
6.125%, due 04/29/18	450,000	465,750
Apparel/textiles—0.53%
The William Carter Co.
5.250%, due 08/15/21[3]	725,000	737,688
Auto loans—0.71%
General Motors Financial Co., Inc.
4.750%, due 08/15/17[3]	400,000	424,000
6.750%, due 06/01/18	500,000	566,250
		990,250
Auto parts & equipment—2.97%
American Axle & Manufacturing, Inc.
6.625%, due 10/15/22	800,000	846,000
Lear Corp.
4.750%, due 01/15/23[3]	550,000	523,875
LKQ Corp.
4.750%, due 05/15/23[3]	425,000	399,500
Schaeffler Holding Finance BV
6.875%, due 08/15/18[3,4]	1,050,000	1,118,250
Tenneco, Inc.
7.750%, due 08/15/18	300,000	322,500

12

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Auto parts & equipment—(concluded)
The Goodyear Tire & Rubber Co.
6.500%, due 03/01/21	475,000	$503,500
8.250%, due 08/15/20	400,000	450,000
		4,163,625
Automakers—0.83%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.000%, due 06/15/19	540,000	599,400
8.250%, due 06/15/21	500,000	568,750
		1,168,150
Banking—5.33%
Ally Financial, Inc.
5.500%, due 02/15/17	275,000	297,568
8.000%, due 03/15/20	2,050,000	2,460,000
8.000%, due 11/01/31	325,000	387,563
Barclays Bank PLC
7.625%, due 11/21/22	875,000	919,844
Eksportfinans ASA
3.000%, due 11/17/14	410,000	411,435
HBOS PLC
6.750%, due 05/21/18[3]	550,000	622,363
Lloyds Banking Group PLC
6.413%, due 10/01/35[3,5,6]	1,000,000	947,500
RBS Capital Trust II
6.425%, due 01/03/34[5,6]	275,000	256,438
Royal Bank of Scotland Group PLC
5.000%, due 10/01/14	400,000	409,194
6.125%, due 12/15/22	750,000	764,245
		7,476,150
Brokerage—0.52%
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.375%, due 04/01/20[3]	700,000	725,375

13

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Building & construction—1.95%
D.R. Horton, Inc.
4.375%, due 09/15/22	650,000	$607,750
K. Hovnanian Enterprises, Inc.
7.250%, due 10/15/20[3]	575,000	608,063
KB Home
7.250%, due 06/15/18	375,000	410,625
Standard Pacific Corp.
8.375%, due 01/15/21	425,000	488,750
10.750%, due 09/15/16	375,000	453,750
Toll Brothers Finance Corp.
8.910%, due 10/15/17	140,000	169,050
		2,737,988
Building materials—5.13%
ABC Supply Co., Inc.
5.625%, due 04/15/21[3]	525,000	531,563
Builders FirstSource, Inc.
7.625%, due 06/01/21[3]	550,000	570,625
Building Materials Corp. of America
6.750%, due 05/01/21[3]	725,000	781,187
Cemex SAB de CV
5.875%, due 03/25/19[3]	675,000	660,656
7.250%, due 01/15/21[3]	200,000	202,750
Hanson Ltd.
6.125%, due 08/15/16	600,000	657,750
Masco Corp.
7.125%, due 03/15/20	800,000	908,000
Ply Gem Industries, Inc.
8.250%, due 02/15/18	380,000	406,125
USG Corp.
5.875%, due 11/01/21[3]	925,000	957,375

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Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description		Face amount[1]	Value
Corporate bonds[2]—(continued)
Building materials—(concluded)
Vulcan Materials Co.
7.500%, due 06/15/21		900,000	$1,014,750
WESCO Distribution, Inc.
5.375%, due 12/15/21[3]		500,000	503,750
			7,194,531
Chemicals—4.97%
Axiall Corp.
4.875%, due 05/15/23[3]		375,000	352,500
Celanese US Holdings LLC
4.625%, due 11/15/22		225,000	216,000
5.875%, due 06/15/21		325,000	346,938
6.625%, due 10/15/18		280,000	300,650
Eagle Spinco, Inc.
4.625%, due 02/15/21[3]		375,000	363,750
Hexion US Finance Corp./Hexion
Nova Scotia Finance ULC
8.875%, due 02/01/18		825,000	856,969
Ineos Group Holdings PLC
6.125%, due 08/15/18[3]		525,000	528,281
7.875%, due 02/15/16[3]	EUR	235,780	323,582
Montell Finance Co. BV
8.100%, due 03/15/27[3]		500,000	641,072
Nova Chemicals Corp.
5.250%, due 08/01/23[3]		425,000	437,750
8.625%, due 11/01/19		1,335,000	1,471,837
PetroLogistics LP/PetroLogistics Finance Corp.
6.250%, due 04/01/20[3]		500,000	501,875
SPCM SA
6.000%, due 01/15/22[3]		600,000	627,000
			6,968,204

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Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Computer hardware—0.08%
Seagate HDD Cayman
4.750%, due 06/01/23[3]	125,000	$118,750
Consumer products—0.92%
Revlon Consumer Products Corp.
5.750%, due 02/15/21[3]	825,000	817,781
Spectrum Brands Escrow Corp.
6.375%, due 11/15/20[3]	300,000	319,500
6.625%, due 11/15/22[3]	150,000	159,750
		1,297,031
Consumer/commercial/lease financing—5.04%
CIT Group, Inc.
5.000%, due 08/15/22	325,000	321,750
5.500%, due 02/15/19[3]	965,000	1,039,788
ILFC E-Capital Trust I
5.350%, due 12/21/65[3,5]	285,000	252,225
International Lease Finance Corp.
5.875%, due 04/01/19	300,000	323,250
5.875%, due 08/15/22	500,000	515,000
7.125%, due 09/01/18[3]	1,900,000	2,196,875
SLM Corp. MTN
5.500%, due 01/15/19	425,000	440,870
8.000%, due 03/25/20	700,000	794,500
8.450%, due 06/15/18	400,000	466,000
Springleaf Finance Corp.
6.900%, due 12/15/17	670,000	723,600
		7,073,858
Diversified capital goods—0.79%
Coleman Cable, Inc.
9.000%, due 02/15/18	220,000	232,100

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Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Diversified capital goods—(concluded)
SPX Corp.
6.875%, due 09/01/17	325,000	$366,438
7.625%, due 12/15/14	475,000	504,687
		1,103,225
Electric-generation—0.97%
Calpine Corp.
6.000%, due 01/15/22[3]	450,000	462,375
7.875%, due 07/31/20[3]	820,000	897,900
		1,360,275
Electric-integrated—1.20%
AES Corp.
8.000%, due 06/01/20	790,000	924,300
Enel SpA
8.750%, due 09/24/73[3,5]	425,000	462,187
FirstEnergy Corp.
7.375%, due 11/15/31	275,000	290,881
		1,677,368
Electronics—1.58%
Flextronics International Ltd.
5.000%, due 02/15/23	550,000	526,341
Freescale Semiconductor, Inc.
8.050%, due 02/01/20	200,000	215,500
9.250%, due 04/15/18[3]	240,000	258,900
10.750%, due 08/01/20	425,000	482,375
NXP BV/NXP Funding LLC
5.750%, due 02/15/21[3]	700,000	728,875
		2,211,991
Energy-exploration & production—14.35%
Alta Mesa Holdings/Alta Mesa Finance Services Corp.
9.625%, due 10/15/18	900,000	963,000

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Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Energy-exploration & production—(concluded)
Antero Resources Finance Corp.
5.375%, due 11/01/21[3]	500,000	$505,000
6.000%, due 12/01/20	800,000	838,000
Berry Petroleum Co.
6.750%, due 11/01/20	315,000	327,600
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.875%, due 04/15/22	950,000	971,375
Chesapeake Energy Corp.
6.625%, due 08/15/20	325,000	364,000
9.500%, due 02/15/15	220,000	239,800
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield
Finance, Inc.
6.625%, due 11/15/19	740,000	773,300
Continental Resources, Inc.
4.500%, due 04/15/23	450,000	445,500
5.000%, due 09/15/22	750,000	772,500
Denbury Resources, Inc.
8.250%, due 02/15/20	574,000	633,552
EP Energy LLC/EP Energy Finance, Inc.
9.375%, due 05/01/20	750,000	862,500
EP Energy LLC/Everest Acquisition Finance, Inc.
7.750%, due 09/01/22	250,000	281,250
Forest Oil Corp.
7.250%, due 06/15/19	454,000	450,595
Hilcorp Energy I LP/Hilcorp Finance Co.
7.625%, due 04/15/21[3]	650,000	705,250
8.000%, due 02/15/20[3]	300,000	324,750
Kodiak Oil & Gas Corp.
5.500%, due 02/01/22[3]	450,000	450,000
Legacy Reserves LP/Legacy Reserves Finance Corp.
6.625%, due 12/01/21[3]	275,000	265,375
Lightstream Resources Ltd.
8.625%, due 02/01/20[3]	655,000	651,725

18

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Energy-exploration & production—(concluded)
Linn Energy LLC/Linn Energy Finance Corp.
6.500%, due 05/15/19	125,000	$125,938
7.750%, due 02/01/21	340,000	352,750
8.625%, due 04/15/20	915,000	979,050
Memorial Production Partners LP/Memorial
Production Finance Corp.
7.625%, due 05/01/21[3]	350,000	359,625
7.625%, due 05/01/21	500,000	513,750
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
10.750%, due 10/01/20	1,800,000	1,962,000
Oasis Petroleum, Inc.
6.500%, due 11/01/21[2]	400,000	432,000
6.875%, due 03/15/22[3]	775,000	833,125
Plains Exploration & Production Co.
6.125%, due 06/15/19	925,000	1,009,317
Quicksilver Resources, Inc.
7.125%, due 04/01/16	300,000	293,250
9.125%, due 08/15/19	250,000	252,500
Samson Investment Co.
10.500%, due 02/15/20[3,7]	450,000	486,562
SandRidge Energy, Inc.
7.500%, due 02/15/23	540,000	550,800
8.750%, due 01/15/20	300,000	324,000
Swift Energy Co.
7.875%, due 03/01/22	300,000	300,000
Whiting Petroleum Corp.
6.500%, due 10/01/18	500,000	531,250
		20,130,989
Environmental—0.31%
Clean Harbors, Inc.
5.250%, due 08/01/20	425,000	436,688

19

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Food & drug retailers—0.29%
Rite Aid Corp.
9.250%, due 03/15/20	350,000	$403,813
Food-wholesale—2.03%
Agrokor D.D.
8.875%, due 02/01/20[3]	875,000	936,250
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc.
9.875%, due 02/01/20[3]	400,000	415,000
Michael Foods, Inc.
9.750%, due 07/15/18	600,000	654,000
Viskase Cos., Inc.
9.875%, due 01/15/18[3]	800,000	846,000
		2,851,250
Forestry/paper—2.50%
Boise Cascade Co.
6.375%, due 11/01/20	1,000,000	1,050,000
Clearwater Paper Corp.
4.500%, due 02/01/23	75,000	67,688
7.125%, due 11/01/18	195,000	209,625
Domtar Corp.
10.750%, due 06/01/17	225,000	284,044
Georgia-Pacific LLC
8.875%, due 05/15/31	825,000	1,153,089
Mercer International, Inc.
9.500%, due 12/01/17	300,000	328,500
Smurfit Kappa Acquisitions
4.875%, due 09/15/18[3]	400,000	413,000
		3,505,946
Gaming—3.37%
Caesars Entertainment Operating Co., Inc.
11.250%, due 06/01/17	245,000	249,288

20

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Gaming—(concluded)
Caesars Entertainment Resort Properties LLC
8.000%, due 10/01/20[3]	275,000	$281,188
GLP Capital LP/GLP Financing II, Inc.
4.875%, due 11/01/20[3]	475,000	473,812
MGM Resorts International
6.750%, due 10/01/20	400,000	430,000
8.625%, due 02/01/19	800,000	942,000
10.000%, due 11/01/16	1,045,000	1,256,612
Shingle Springs Tribal Gaming Authority
9.750%, due 09/01/21[3]	600,000	645,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse
HSP Gaming Finance Corp.
6.375%, due 06/01/21[3]	475,000	450,062
		4,727,962
Gas distribution—6.41%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.750%, due 05/20/20	335,000	365,150
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
4.750%, due 11/15/21[3]	425,000	393,125
5.875%, due 08/01/23[3]	625,000	606,250
Crestwood Midstream Partners LP/Crestwood
Midstream Finance Corp.
6.125%, due 03/01/22[3]	525,000	536,812
El Paso Corp. MTN
7.750%, due 01/15/32	785,000	803,229
Hiland Partners LP/Hiland Partners Finance Corp.
7.250%, due 10/01/20[3]	975,000	1,038,375
MarkWest Energy Partners LP/MarkWest Energy
Finance Corp.
6.750%, due 11/01/20	200,000	216,500
Niska Gas Storage US LLC/Niska Gas Storage
Canada ULC
8.875%, due 03/15/18	475,000	497,563

21

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Gas distribution—(concluded)
Penn Virginia Resource Partners LP/Penn Virginia
Resource Finance Corp. II
6.500%, due 05/15/21[3]	225,000	$232,875
8.375%, due 06/01/20	650,000	718,250
Regency Energy Partners LP/Regency Energy
Finance Corp.
6.500%, due 07/15/21	775,000	829,250
Sabine Pass Liquefaction LLC
5.625%, due 02/01/21[3]	2,025,000	1,999,687
6.250%, due 03/15/22[3]	300,000	299,250
Suburban Propane Partners LP/Suburban Energy
Finance Corp.
7.500%, due 10/01/18	422,000	453,123
		8,989,439
Health facilities—5.06%
Capella Healthcare, Inc.
9.250%, due 07/01/17	200,000	214,500
CHS/Community Health Systems, Inc.
5.125%, due 08/15/18	200,000	208,000
7.125%, due 07/15/20	700,000	724,500
HCA Holdings, Inc.
7.750%, due 05/15/21	350,000	382,812
HCA, Inc.
5.875%, due 03/15/22	150,000	155,625
6.500%, due 02/15/20	300,000	331,125
7.250%, due 09/15/20	500,000	546,250
7.500%, due 02/15/22	620,000	689,750
7.875%, due 02/15/20	300,000	323,625
8.500%, due 04/15/19	500,000	534,375
Health Management Associates, Inc.
7.375%, due 01/15/20	525,000	588,000

22

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Health facilities—(concluded)
Tenet Healthcare Corp.
4.375%, due 10/01/21[3]	475,000	$446,500
6.000%, due 10/01/20[3]	675,000	705,375
8.000%, due 08/01/20	150,000	163,500
8.125%, due 04/01/22	225,000	244,125
United Surgical Partners International, Inc.
9.000%, due 04/01/20	750,000	840,000
		7,098,062
Health services—1.56%
ExamWorks Group, Inc.
9.000%, due 07/15/19	1,050,000	1,144,500
Healthcare Technology Intermediate, Inc.
7.375%, due 09/01/18[3,4]	600,000	616,500
IMS Health, Inc.
6.000%, due 11/01/20[3]	400,000	421,000
		2,182,000
Hotels—0.26%
Felcor Lodging LP
6.750%, due 06/01/19	335,000	358,450
Household & leisure products—0.10%
Brunswick Corp.
4.625%, due 05/15/21[3]	150,000	142,500
Investments & miscellaneous financial services—0.54%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000%, due 01/15/18	725,000	756,719
Leisure—1.41%
Diamond Resorts Corp.
12.000%, due 08/15/18	1,137,000	1,262,070
Royal Caribbean Cruises Ltd.
5.250%, due 11/15/22	525,000	526,312

23

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Leisure—(concluded)
Speedway Motorsports, Inc.
6.750%, due 02/01/19	175,000	$185,938
		1,974,320
Life insurance—0.24%
AIG Life Holdings, Inc.
7.570%, due 12/01/45[3]	300,000	339,000
Machinery—1.02%
Case New Holland, Inc.
7.875%, due 12/01/17	765,000	904,613
The Manitowoc Co., Inc.
8.500%, due 11/01/20	465,000	525,450
		1,430,063
Managed care—0.65%
MPH Intermediate Holding Co. 2
8.375%, due 08/01/18[3,4]	425,000	439,875
Multiplan, Inc.
9.875%, due 09/01/18[3]	425,000	469,625
		909,500
Media-broadcast—1.52%
Clear Channel Communications, Inc.
9.000%, due 12/15/19	425,000	433,500
14.000%, due 02/01/21[3,4]	510,966	454,760
Sinclair Television Group, Inc.
8.375%, due 10/15/18	350,000	381,500
Sirius XM Holdings, Inc.
4.250%, due 05/15/20[3]	175,000	167,125
4.625%, due 05/15/23[3]	300,000	267,750
5.750%, due 08/01/21[3]	275,000	278,437
5.875%, due 10/01/20[3]	150,000	154,688
		2,137,760

24

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Media-cable—7.54%
Cablevision Systems Corp.
8.625%, due 09/15/17	140,000	$162,050
CCO Holdings LLC/CCO Holdings Capital Corp.
6.500%, due 04/30/21	700,000	730,625
6.625%, due 01/31/22	600,000	624,000
8.125%, due 04/30/20	950,000	1,037,875
Cequel Communications Holdings I LLC/Cequel
Capital Corp.
5.125%, due 12/15/21[3]	400,000	380,000
Cogeco Cable, Inc.
4.875%, due 05/01/20[3]	350,000	340,375
CSC Holdings LLC
8.625%, due 02/15/19	375,000	442,500
DISH DBS Corp.
7.875%, due 09/01/19	2,025,000	2,343,937
Nara Cable Funding Ltd.
8.875%, due 12/01/18[3]	1,075,000	1,152,937
Ono Finance II PLC
10.875%, due 07/15/19[3]	525,000	569,625
Unitymedia Hessen GmbH & Co. KG/Unitymedia
NRW GmbH
5.500%, due 01/15/23[3]	750,000	731,250
Videotron Ltee
5.000%, due 07/15/22	335,000	328,300
Virgin Media Finance PLC
5.250%, due 02/15/22	475,000	420,375
8.375%, due 10/15/19	334,000	364,478
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.250%, due 07/15/19	850,000	945,625
		10,573,952
Media-services—0.41%
Nielsen Finance LLC/Nielson Finance Co.
7.750%, due 10/15/18	225,000	244,688

25

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Media-services—(concluded)
WMG Acquisition Corp.
6.000%, due 01/15/21[3]	315,000	$328,387
		573,075
Medical products—1.05%
Biomet, Inc.
6.500%, due 08/01/20	700,000	742,000
Grifols, Inc.
8.250%, due 02/01/18	580,000	621,325
Hologic, Inc.
6.250%, due 08/01/20	100,000	105,500
		1,468,825
Metals/mining excluding steel—2.02%
Arch Coal, Inc.
8.750%, due 08/01/16	450,000	461,250
9.875%, due 06/15/19	475,000	408,500
FMG Resources (August 2006)
8.250%, due 11/01/19[3]	450,000	502,875
Hecla Mining Co.
6.875%, due 05/01/21[3]	925,000	897,250
Inmet Mining Corp.
8.750%, due 06/01/20[3]	305,000	331,687
Murray Energy Corp.
8.625%, due 06/15/21[3]	225,000	231,750
		2,833,312
Multi-line insurance—0.52%
AXA SA
6.379%, due 12/14/36[3,5,6]	750,000	731,250
Oil field equipment & services—3.27%
CHC Helicopter SA
9.250%, due 10/15/20	200,000	215,000
Expro Finance Luxembourg
8.500%, due 12/15/16[3]	452,000	472,905

26

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Oil field equipment & services—(concluded)
Key Energy Services, Inc.
6.750%, due 03/01/21	725,000	$741,312
Offshore Group Investment Ltd.
7.500%, due 11/01/19	850,000	922,250
Pacific Drilling SA
5.375%, due 06/01/20[3]	1,775,000	1,792,750
SESI LLC
7.125%, due 12/15/21	400,000	444,000
		4,588,217
Oil refining & marketing—0.46%
Calumet Specialty Products Partners LP/Calumet
Finance Corp.
7.625%, due 01/15/22[3]	450,000	453,375
CVR Refining LLC/Coffeyville Finance, Inc.
6.500%, due 11/01/22	200,000	198,000
		651,375
Packaging—3.53%
Ardagh Packaging Finance PLC
7.375%, due 10/15/17[3]	505,000	543,506
Crown Americas LLC/Crown Americas Capital Corp. IV
4.500%, due 01/15/23	475,000	440,562
Graphic Packaging International, Inc.
4.750%, due 04/15/21	350,000	344,750
7.875%, due 10/01/18	185,000	200,725
Mustang Merger Corp.
8.500%, due 08/15/21[3]	900,000	945,000
Reynolds Group Issuer, Inc.
5.750%, due 10/15/20	500,000	512,500
7.875%, due 08/15/19	825,000	915,750
9.875%, due 08/15/19	150,000	166,500

27

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Packaging—(concluded)
Sealed Air Corp.
5.250%, due 04/01/23[3]	225,000	$218,813
8.375%, due 09/15/21[3]	585,000	669,825
		4,957,931
Personal & casualty insurance—0.73%
Liberty Mutual Group, Inc.
10.750%, due 06/15/58[3,5]	520,000	785,200
XL Group PLC, Series E
6.500%, due 04/15/17[5,6]	240,000	235,200
		1,020,400
Pharmaceuticals—3.42%
Capsugel SA
7.000%, due 05/15/19[3,4]	450,000	457,875
ConvaTec Healthcare SA
10.500%, due 12/15/18[3]	1,150,000	1,293,750
Endo Health Solutions, Inc.
7.000%, due 12/15/20	500,000	538,750
7.250%, due 01/15/22	350,000	378,875
Par Pharmaceutical Cos., Inc.
7.375%, due 10/15/20	175,000	183,750
Pinnacle Merger Sub, Inc.
9.500%, due 10/01/23[3]	500,000	533,750
Valeant Pharmaceuticals International, Inc.
5.625%, due 12/01/21[3]	200,000	201,000
7.000%, due 10/01/20[3]	955,000	1,024,238
VPI Escrow Corp.
6.375%, due 10/15/20[3]	175,000	184,406
		4,796,394

28

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Printing & publishing—2.13%
Gannett Co., Inc.
5.125%, due 07/15/20[3]	175,000	$178,500
6.375%, due 10/15/23[3]	275,000	286,687
9.375%, due 11/15/17	300,000	315,375
RR Donnelley & Sons Co.
7.875%, due 03/15/21	300,000	330,750
The McClatchy Co.
9.000%, due 12/15/22	900,000	976,500
Valassis Communications, Inc.
6.625%, due 02/01/21	900,000	897,750
		2,985,562
Real estate development & management—0.62%
CBRE Services, Inc.
5.000%, due 03/15/23	450,000	432,563
Realogy Corp.
7.875%, due 02/15/19[3]	400,000	437,000
		869,563
Software/services—4.52%
Activision Blizzard, Inc.
5.625%, due 09/15/21[3]	225,000	233,719
BMC Software Finance, Inc.
8.125%, due 07/15/21[3]	550,000	583,000
Ceridian Corp.
11.250%, due 11/15/15[7]	630,000	634,725
Epicor Software Corp.
8.625%, due 05/01/19	625,000	679,687
First Data Corp.
10.625%, due 06/15/21[3]	775,000	837,000
11.250%, due 03/31/16	37,000	37,509
12.625%, due 01/15/21	900,000	1,055,250

29

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Software/services—(concluded)
Infor US, Inc.
9.375%, due 04/01/19	500,000	$563,750
11.500%, due 07/15/18	400,000	462,000
MedAssets, Inc.
8.000%, due 11/15/18	725,000	781,187
SunGard Data Systems, Inc.
7.375%, due 11/15/18	450,000	476,438
		6,344,265
Specialty retail—3.83%
Burlington Coat Factory Warehouse Corp.
10.000%, due 02/15/19	825,000	925,031
Burlington Holdings LLC/Burlington Holding Finance, Inc.
9.000%, due 02/15/18[3,4]	128,000	131,840
Claire’s Stores, Inc.
7.750%, due 06/01/20[3]	475,000	475,000
8.875%, due 03/15/19	500,000	546,250
CST Brands, Inc.
5.000%, due 05/01/23[3]	100,000	96,250
Michaels FinCo Holdings LLC/Michaels FinCo, Inc.
7.500%, due 08/01/18[3,4]	425,000	439,875
Party City Holdings, Inc.
8.875%, due 08/01/20	825,000	915,750
PC Nextco Holdings LLC/PC Nextco Finance, Inc.
8.750%, due 08/15/19[3,4]	200,000	206,500
Petco Animal Supplies, Inc.
9.250%, due 12/01/18[3]	550,000	589,875
Petco Holdings, Inc.
8.500%, due 10/15/17[3,4]	625,000	635,944
rue21, Inc.
9.000%, due 10/15/21[3]	600,000	414,000
		5,376,315

30

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Steel producers/products—1.90%
ArcelorMittal
4.250%, due 08/05/15[7]	300,000	$310,500
6.750%, due 02/25/22[7]	550,000	596,062
7.250%, due 03/01/41[7]	125,000	118,750
7.500%, due 10/15/39[7]	500,000	487,500
Commercial Metals Co.
4.875%, due 05/15/23	400,000	373,000
Severstal Columbus LLC
10.250%, due 02/15/18	475,000	503,500
Steel Dynamics, Inc.
5.250%, due 04/15/23	275,000	272,938
		2,662,250
Support-services—7.17%
Algeco Scotsman Global Finance PLC
10.750%, due 10/15/19[3]	825,000	858,000
Aramark Corp.
5.750%, due 03/15/20[3]	425,000	443,062
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.500%, due 04/01/23	275,000	267,438
FTI Consulting, Inc.
6.750%, due 10/01/20	175,000	186,813
Interactive Data Corp.
10.250%, due 08/01/18	360,000	396,000
Reliance Intermediate Holdings LP
9.500%, due 12/15/19[3]	700,000	763,000
ServiceMaster Co.
7.000%, due 08/15/20	350,000	334,687
8.000%, due 02/15/20	750,000	750,000
SquareTwo Financial Corp.
11.625%, due 04/01/17	2,625,000	2,749,687
The ADT Corp.
6.250%, due 10/15/21[3]	600,000	626,250

31

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Support-services—(concluded)
The Geo Group, Inc.
5.125%, due 04/01/23	225,000	$209,813
The Hertz Corp.
5.875%, due 10/15/20	200,000	207,500
TMS International Corp.
7.625%, due 10/15/21[3]	925,000	975,875
United Rentals North America, Inc.
5.750%, due 07/15/18	200,000	214,750
6.125%, due 06/15/23	150,000	155,250
UR Merger Sub Corp.
8.250%, due 02/01/21	100,000	113,750
West Corp.
7.875%, due 01/15/19	750,000	810,937
		10,062,812
Telecom-integrated/services—8.11%
CenturyLink, Inc.
6.450%, due 06/15/21	625,000	651,562
6.750%, due 12/01/23	250,000	255,625
7.600%, due 09/15/39	150,000	135,750
Embarq Corp.
7.995%, due 06/01/36	125,000	127,137
Equinix, Inc.
5.375%, due 04/01/23	650,000	638,625
7.000%, due 07/15/21	500,000	547,500
Frontier Communications Corp.
8.500%, due 04/15/20	1,250,000	1,431,250
9.000%, due 08/15/31	545,000	549,088
9.250%, due 07/01/21	375,000	440,625
Intelsat Jackson Holdings SA
5.500%, due 08/01/23[3]	450,000	430,875
7.250%, due 10/15/20	1,450,000	1,584,125

32

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(continued)
Telecom-integrated/services—(concluded)
Intelsat Luxembourg Ltd.
6.750%, due 06/01/18[3]	100,000	$104,750
7.750%, due 06/01/21[3]	450,000	471,375
Level 3 Communications, Inc.
11.875%, due 02/01/19	525,000	607,688
Level 3 Financing, Inc.
6.125%, due 01/15/21[3]	50,000	50,750
8.625%, due 07/15/20	475,000	532,000
10.000%, due 02/01/18	635,000	677,862
PAETEC Holding Corp.
9.875%, due 12/01/18	1,150,000	1,285,125
Windstream Corp.
7.750%, due 10/01/21	800,000	854,000
		11,375,712
Telecom-wireless—4.93%
Clearwire Communications LLC/Finance
12.000%, due 12/01/15[3]	335,000	345,050
Crown Castle International Corp.
5.250%, due 01/15/23	425,000	419,688
MetroPCS Wireless, Inc.
6.625%, due 04/01/23[3]	450,000	463,500
SBA Telecommunications, Inc.
5.750%, due 07/15/20	150,000	156,375
Sprint Capital Corp.
6.875%, due 11/15/28	600,000	570,000
6.900%, due 05/01/19	300,000	325,500
8.750%, due 03/15/32	575,000	618,125
Sprint Communications, Inc.
8.375%, due 08/15/17	605,000	701,800
9.000%, due 11/15/18[3]	600,000	726,000
9.125%, due 03/01/17	235,000	277,300

33

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Corporate bonds[2]—(concluded)
Telecom-wireless—(concluded)
Sprint Corp.
7.250%, due 09/15/21[3]	425,000	$460,062
Wind Acquisition Finance SA
6.500%, due 04/30/20[3]	200,000	211,000
7.250%, due 02/15/18[3]	550,000	577,500
11.750%, due 07/15/17[3]	1,000,000	1,062,500
		6,914,400
Telecommunications equipment—0.59%
Avaya, Inc.
7.000%, due 04/01/19[3]	500,000	486,250
CDW LLC/CDW Finance Corp.
8.500%, due 04/01/19	305,000	338,931
		825,181
Theaters & entertainment—0.51%
AMC Entertainment, Inc.
8.750%, due 06/01/19	275,000	294,250
Cinemark USA, Inc.
4.875%, due 06/01/23	450,000	421,875
		716,125
Transportation excluding air/rail—0.99%
Marquette Transportation Co./Marquette Transportation
Finance Corp.
10.875%, due 01/15/17	500,000	530,000
Navios Maritime Acquisition Corp./Navios Acquisition
Finance US, Inc.
8.125%, due 11/15/21[3]	450,000	455,625
Navios Maritime Holdings, Inc./Navios Maritime
Finance US, Inc.
7.375%, due 01/15/22[3]	400,000	402,000
		1,387,625
Total corporate bonds (cost—$184,103,129)		189,602,461

34

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Security description	Face amount[1]	Value
Repurchase agreement—1.28%
Repurchase agreement dated 11/29/13 with State
Street Bank and Trust Co., 0.000% due 12/02/13,
collateralized by $1,984,862 Federal Home Loan
Mortgage Corp. obligations, 1.960% to 2.100%
due 10/17/22 to 11/07/22 and $14,420 Federal
National Mortgage Association obligations, 2.080%
due 11/02/22; (value—$1,829,907); proceeds:
$1,794,000 (cost — $1,794,000)	1,794,000	$1,794,000
Total investments (cost—$185,897,129)—136.46%		191,396,461
Liabilities in excess of other assets—(36.46)%		(51,137,984)
Net assets—100.00%		140,258,477

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 37.

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,809,435
Gross unrealized depreciation	(1,310,103)
Net unrealized appreciation	$5,499,332

35

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of November 30, 2013 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$189,602,461	$—	$189,602,461
Repurchase agreement	—	1,794,000	—	1,794,000
Total	$—	$191,396,461	$—	$191,396,461

At November 30, 2013, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six months ended November 30, 2013:

Corporate bond
Beginning balance	$9,687
Purchases	—
Sales	(13,567)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	13,567
Net change in unrealized appreciation/depreciation	(9,687)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$—

36

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

The change in unrealized appreciation/depreciation relating to the Level 3 investment held at November 3, 2013 was $0.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	80.8%
Luxembourg	5.8
United Kingdom	3.1
Canada	3.0
Ireland	1.5
Netherlands	1.3
France	0.7
Cayman Islands	0.5
Croatia	0.5
Mexico	0.5
Marshall Islands	0.4
Germany	0.4
Singapore	0.3
Liberia	0.3
Australia	0.3
Italy	0.2
Greece	0.2
Norway	0.2
Total	100.0%

37

Managed High Yield Plus Fund Inc.
Portfolio of investments—November 30, 2013
(unaudited)

Portfolio footnotes
1 In US Dollars unless otherwise indicated.
2 Entire or partial amount pledged as collateral for bank loan.
3 Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 51.88% of net assets as of November 30, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
4 Payment-in-kind security for which part of the income earned may be paid as additional principal.
5 Variable or floating rate security. The interest rate shown is the current rate as of November 30, 2013 and changes periodically.
6 Perpetual bond security. The maturity date reflects the next call date.
7 Step bond that converts to the noted fixed rate at a designated future date.

Portfolio acronym:
MTN	Medium Term Note

Currency abbreviation:
EUR	Euro

38	See accompanying notes to financial statements

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39

Managed High Yield Plus Fund Inc.
Statement of assets and liabilities—
November 30, 2013 (unaudited)

Assets:
Investments in securities, at value (cost—$185,897,129)	$191,396,461
Cash	44
Foreign currency, at value (cost—$169,622)	176,163
Receivable for investments sold	725,248
Receivable for interest	3,531,377
Receivable for foreign tax reclaims	6,869
Other assets	19,239
Total assets	195,855,401
Liabilities:
Payable for bank loan	55,000,000
Payable for investments purchased	354,593
Payable to investment manager and administrator	88,150
Payable for interest on bank loan	44,995
Payable to custodian	12,981
Dividends payable to shareholders	10,242
Accrued expenses and other liabilities	85,963
Total liabilities	55,596,924
Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized;
62,153,062 shares issued and outstanding	$347,372,720
Accumulated undistributed net investment income	65,102
Accumulated net realized loss	(212,685,281)
Net unrealized appreciation	5,505,936
Net assets	$140,258,477
Net asset value per share	$2.26

40	See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.
Statement of operations

For the six months ended November 30, 2013 (unaudited)
Investment income:
Interest and other income	$6,521,074
Expenses:
Investment management and administration fees	690,591
Interest expense, loan commitment and other loan fees	289,928
Professional fees	75,403
Stock exchange listing fees	36,322
Reports and notices to shareholders	34,774
Custody and accounting fees	24,183
Transfer agency fees	7,147
Directors’ fees	7,040
Insurance fees	1,900
Other expenses	11,469
1,178,757
Fee waivers by investment manager and administrator	(147,984)
Net expenses	1,030,773
Net investment income	5,490,301
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	2,273,990
Foreign currency transactions	103
Net realized gain	2,274,093
Net change in unrealized appreciation/depreciation of:
Investments	(3,386,712)
Other assets and liabilities denominated in foreign currency	6,669
Net change in unrealized appreciation/depreciation	(3,380,043)
Net realized and unrealized loss from investment activities	(1,105,950)
Net increase in net assets resulting from operations	$4,384,351

See accompanying notes to financial statements	41

Managed High Yield Plus Fund Inc.
Statement of changes in net assets

	For the six months ended November 30, 2013 (unaudited)	For the year ended May 31, 2013
From operations:
Net investment income	$5,490,301	$11,360,391
Net realized gain	2,274,093	3,310,735
Net change in unrealized
appreciation/depreciation	(3,380,043)	6,841,491
Net increase in net assets resulting
from operations	4,384,351	21,512,617
Dividends to shareholders from:
Net investment income	(5,593,776)	(11,260,870)
Capital stock transactions:
Proceeds from shares issued through
dividends reinvested	—	62,310
Net increase (decrease) in net assets	(1,209,425)	10,314,057
Net assets:
Beginning of period	141,467,902	131,153,845
End of period	$140,258,477	$141,467,902
Accumulated undistributed net
investment income	$65,102	$168,577

42	See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.
Statement of cash flows

For the six months ended November 30, 2013 (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,384,351
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(60,123,257)
Proceeds from disposition of long-term investments	61,040,215
Net proceeds from short-term investments	3,996,000
Net realized (gains) from investments in securities	(2,273,990)
Net realized (gains) from foreign currency transactions	(103)
Net accretion of bond discount and amortization of
bond premium	409,654
Net change in unrealized appreciation/depreciation of
investments in securities	3,386,712
Changes in assets and liabilities:
(Increase) decrease in assets:
Receivable for interest	161,630
Receivable for foreign tax reclaims	4,853
Other assets	38,221
Increase (decrease) in liabilities:
Payable to investment manager and administrator	(6,258)
Payable for foreign withholding taxes	(1,074)
Payable for interest on bank loan	(6,785)
Accrued expenses and other liabilities	(51,940)
Net cash provided from operating activities	10,958,229
CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in bank loan	(5,000,000)
Decrease in due to custodian	(190,724)
Dividends paid to shareholders	(5,593,759)
Net cash used for financing activities	(10,784,483)
Net increase in cash and foreign currency	173,746
Cash and foreign currency, beginning of period	2,461
Cash and foreign currency, end of period	$176,207
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$296,713

See accompanying notes to financial statements	43

Managed High Yield Plus Fund Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Six months ended November 30, 2013 (unaudited)
Net asset value, beginning of period	$2.28
Net investment income[1]	0.09
Net realized and unrealized gains (losses)	(0.02)
Net increase (decrease) from operations	0.07
Dividends from net investment income	(0.09)
Net asset value, end of period	$2.26
Market value, end of period	$2.06
Total net asset value return[2]	3.22%
Total market price return[3]	1.61%
Ratios to average net assets:
Expenses before fee waivers including interest expense,
loan commitment and other fees	1.71%[4]
Expenses after fee waivers including interest expense,
loan commitment and other fees	1.49%[4]
Expenses after fee waivers excluding interest expense,
loan commitment and other fees	1.07%[4]
Net investment income	7.95%[4]
Supplemental data:
Net assets, end of period (000’s)	$140,258
Portfolio turnover	31%
Asset coverage[5]	$3,550

1 Calculated using the average shares method.
2 Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Total net asset value return for the period of less than one year has not been annualized.

44	See accompanying notes to financial statements

Years ended May 31,
2013	2012	2011	2010	2009
$2.11	$2.25	$2.07	$1.70	$3.69
0.18	0.20	0.23	0.24	0.31
0.17	(0.13)	0.19	0.35	(1.95)
0.35	0.07	0.42	0.59	(1.64)
(0.18)	(0.21)	(0.24)	(0.22)	(0.35)
$2.28	$2.11	$2.25	$2.07	$1.70
$2.12	$2.10	$2.57	$2.06	$1.52
17.19%	3.57%	21.12%	35.95%	(45.30)%
9.67%	(9.86)%	38.87%	52.14%	(49.17)%

1.61%	1.66%	1.79%	2.11%	3.46%

1.41%	1.46%	1.59%	1.95%	3.46%

1.03%	1.01%	1.04%	1.13%	1.29%
8.22%	9.41%	10.44%	11.90%	14.24%

$141,468	$131,154	$139,530	$127,313	$103,922
51%	50%	64%	71%	37%
$3,358	$4,802	$4,283	$5,244	$4,712

3 Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
4 Annualized.
5 Per $1,000 of bank loans outstanding.

45

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and

46

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

47

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar securities or investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the New York Stock Exchange (“NYSE”), the Fund will use fair value methods to reflect those events.

48

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements for ASU 2013-01 are included within the Fund’s Portfolio of investments under the section titled

49

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Repurchase Agreements. The total market value of these repurchase agreements is $1,794,000 and they are collateralized by $1,829,907 of non-cash collateral.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund’s derivative exposure during the six months ended November 30, 2013 was limited to forward foreign currency contracts. Certain derivative contracts entered into by the Fund may contain credit risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request cash margin and/or terminate the derivative contract.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a

50

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

51

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation
The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts
The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income, realized gains or manage its foreign currency exposure.

52

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Credit risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts. The Fund is also exposed to foreign currency risk due to unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains or losses recognized by the Fund on contracts which have been sold or matured. Each of these components is reflected in the Statement of operations. Details of open forward contracts can be found in the Portfolio of investments. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as capital gain (loss) for income tax purposes.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

53

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The Board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS Global AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund’s effective fee is 0.55% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage through July 31, 2014. At November 30, 2013, the Fund owed UBS Global AM $88,150 for investment management and administration fees, net of fee waivers. For the six months ended November 30, 2013, UBS Global AM waived $147,984 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended

54

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

November 30, 2013, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $7,093,653. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings
The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the “Facility”) pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the Facility, the Fund borrows at prevailing rates in effect at the time of borrowing. The Fund may borrow up to 33⅓% of its adjusted net assets up to the committed amount. (“Adjusted net assets” is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the unused portion of the Facility.

During the six months ended November 30, 2013, the Fund borrowed a daily average balance of $58,879,781 at a weighted average borrowing cost of approximately 0.969%.

Purchases and sales of securities
For the six months ended November 30, 2013, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $58,803,163 and $60,042,679, respectively.

55

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 62,153,062 shares outstanding at November 30, 2013. Transactions in shares of common stock were as follows:

	Shares	Amount
For the six months ended November 30, 2013:
Shares issued through Dividend Reinvestment Plan	—	$—
For the year ended May 31, 2013:
Shares issued through Dividend Reinvestment Plan	28,669	$62,310

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended May 31, 2013 was as follows:

Distributions paid from:	2013
Ordinary Income	$11,260,870

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending May 31, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

56

Managed High Yield Plus Fund Inc.
Notes to financial statements (unaudited)

At May 31, 2013, the Fund had a pre-enactment capital loss carryforward of $210,786,402, a post-enactment short-term capital loss carryforward of $36,972 and a post-enactment long-term capital loss carryforward of $4,122,802. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. Pre-enactment capital loss carryforwards will expire as follows:

2014	$30,452,277
2015	15,905,876
2016	8,278,105
2017	43,873,331
2018	109,164,504
2019	3,112,309
Total	$210,786,402

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the Fund’s fiscal year ended May 31, 2013, $13,297,624 of capital loss carryforwards expired unutilized.

Each of the tax years in the four year period ended May 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

57

Managed High Yield Plus Fund Inc.
General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information
The Fund’s NYSE trading symbol is “HYF.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS Global AM’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on September 20, 2013. At the meeting, the three nominees as Class I directors, namely Richard Q. Armstrong, Alan S. Berkinow, and Barry M. Mandinach, were elected to serve as board members for three year terms and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority:
Richard Q. Armstrong	36,033,514.657	2,834,731.695
Alan S. Berkinow	36,301,503.657	2,566,742.695
Barry M. Mandinach	36,455,852.657	2,412,393.695

The following persons’ terms of office as directors also continued after the annual meeting given that they are in other director classes: Richard R. Burt, Meyer Feldberg, Bernard H. Garil, and

58

Managed High Yield Plus Fund Inc.
General information (unaudited)

Heather R. Higgins. Mr. Mandinach resigned from the Fund’s board in November 2013, and the size of the board was reduced to the remaining six directors.

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority).

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its

59

Managed High Yield Plus Fund Inc.
General information (unaudited)

nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition

60

Managed High Yield Plus Fund Inc.
General information (unaudited)

being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to

61

Managed High Yield Plus Fund Inc.
General information (unaudited)

invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

62

Managed High Yield Plus Fund Inc.
General information (unaudited)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

63

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

Background—At a meeting of the board of Managed High Yield Plus Fund Inc. (the “Fund”) on July 16-17, 2013, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment management and administration agreement (the “Investment Management and Administration Agreement”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory and administrative arrangements for the Fund. Independent Directors discussed the materials initially provided by management among themselves on several occasions prior to the scheduled board meeting, and independent legal counsel participated in several such discussions. The Independent Directors also met in executive session with their independent legal counsel to review the presentation that had been made to them at the meeting. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board evaluated the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund, a registered closed-end investment company, by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM

64

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $159 billion in assets under management as of March 31, 2013 and was part of the UBS Global Asset Management Division, which had approximately $632 billion in assets under management worldwide as of March 31, 2013. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management and Administration Agreement.

65

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangement in place for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were in the first quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.) Management also noted that UBS Global AM is voluntarily waiving, and offered to continue to waive through July 31, 2014, 15 basis points (i.e., 0.15%) of its management fee, making the Fund’s effective Actual Management Fee, after this waiver, 0.55% of the Fund’s average weekly total assets (minus liabilities other than aggregate indebtedness constituting leverage) through July 31, 2014.

66

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

In light of the foregoing, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Management and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2013 and (b) annualized performance information for each year in the ten-year period ended April 30, 2013. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index.

The comparative Lipper information showed that the Fund’s performance was in the fourth quintile for the one- and three-year periods and in the fifth quintile for the five- and ten-year periods and since inception. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Management noted that the Fund had outperformed its benchmark on a net asset value basis during the most recent comparison period. Management discussed the portfolio management strategy changes that had been made to improve performance, including taking a more defensive position from an interest rate duration and market beta perspective. Management noted, however, that the amount of leverage utilized by the Fund had been increased over the prior year to support the Fund’s dividend rate (to offset, to some degree, the earnings impact of its more defensive portfolio positioning) as well as to bring the amount of leverage employed closer to Lipper peer average levels, and also discussed the effect of the use of leverage on returns with respect to the Fund. Management also noted that the funds in the peer group that maintained a preference for lower quality bonds (such as those rated CCC and below) significantly outperformed those

67

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

funds that maintained a higher quality bias, such as the Fund. Based on its review of the Fund and management’s presentation, the board concluded that the Fund’s investment performance was satisfactory, but would continue to closely monitor the Fund’s performance over the upcoming year.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain any breakpoints but recognized voluntary fee waivers made by UBS Global AM for the benefit of the Fund and its shareholders. The board also noted that advisory agreements of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM did not expect to materially benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the

68

Managed High Yield Plus Fund Inc.
Board approval of investment management and
administration agreement (unaudited)

Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement. In making its decision, the board identified no single factor as being determinative in approving the Investment Management and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

69

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Directors
Richard Q. Armstrong	Bernard H. Garil
Chairman
Heather R. Higgins
Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Craig Ellinger
Vice President and Secretary	Vice President

Matthew A. Iannucci
Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

©UBS 2014. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

S290

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver President

Date:	February 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 10, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 10, 2014